UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2024
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133-1109
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)    On March 22, 2024, Zions Bancorporation, N.A. (the “Bank”) announced that Jason Arbuckle, 46, will succeed R. Ryan Richards as Senior Vice President and Corporate Controller of the Bank effective April 1, 2024. As the Bank previously announced on February 23, 2024, Mr. Richards will be assuming the role of Executive Vice President and Chief Financial Officer.

Mr. Arbuckle joined the Bank in 2014 and most recently served as the Bank's Assistant Corporate Controller over Credit and Capital Markets. Prior to assuming his current role in 2021, Mr. Arbuckle was responsible for the Bank's Securities and Exchange Commission reporting and accounting policy functions.

There are no family relationships between Mr. Arbuckle and any director or other executive officer of the Bank, nor any arrangement or understanding between him and any other person pursuant to which he was selected as an officer. Information about the Bank’s executive compensation, incentive plans, and benefits can be found in the Bank’s 2024 Proxy Statement.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Executive Vice President and Corporate General Counsel

Date: March 26, 2024